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                                 SIXTH AMENDMENT TO
                                  CREDIT AGREEMENT

     This Sixth Amendment to Credit Agreement, dated as of December 7, 1998 ("Sixth Amendment"), is made by and between POLARIS INDUSTRIES INC., a Minnesota corporation (the "Borrower"); U.S. BANK NATIONAL ASSOCIATION, formerly known as FIRST BANK NATIONAL ASSOCIATION, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, formerly known as BANK OF AMERICA ILLINOIS and FIRST UNION NATIONAL BANK, formerly known as FIRST UNION NATIONAL BANK OF NORTH CAROLINA (collectively, the "Banks"); and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Banks (the "Administrative Agent").

     WHEREAS, the Borrower, the Banks and the Administrative Agent have entered into that certain Credit Agreement dated as of May 8, 1995, as amended by First Amendment to Credit Agreement dated as of November 15, 1995, Second Amendment to Credit Agreement dated as of February 13, 1996, Third Amendment to Credit Agreement dated as of September 30, 1996, Fourth Amendment to Credit Agreement dated as of March 31, 1997 and Fifth Amendment to Credit Agreement dated as of August 24, 1998 (as so amended, the "Credit Agreement").

     WHEREAS, the Borrower has requested the Banks and the Administrative Agent to modify certain provisions of the Credit Agreement to reflect the formation of a new subsidiary (the "New Subsidiary") by the Borrower, subject to the terms and conditions of the Credit Agreement, and to allow the Subsidiaries to guarantee the obligations of the Borrower under interest rate protection agreements, and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree to be bound as follows:

     Section 1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     Section 2.     AMENDMENTS.

          (a) The definition of "Guarantors" in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

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          "GUARANTORS":  Collectively, Polaris Acceptance Inc., Polaris
Industries Inc., Polaris Industries Export Ltd., Polaris Real Estate Corporation of Iowa, Inc., Polaris Real Estate Corporation, Polaris Sales Inc. and any Additional Guarantors.

          (b) Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:

          Section 6.12 CONTINGENT LIABILITIES. The Borrower will not, and will not permit any Subsidiary to, be or become liable on any Contingent Obligations except: (i) Contingent Obligations existing on the date of this Agreement and described on Exhibit 6.12-4; (ii) the Borrower's guarantee of up to a percentage of Acceptance Partnership's Indebtedness under the Acceptance Partnership Credit Agreement equal to PAI's percentage ownership of Acceptance Partnership and the Borrower's guarantee of PAI's obligation to make additional capital contributions to Acceptance Partnership, PROVIDED that the Borrower's maximum liability under such guarantee does not exceed $250,000,000 (with respect to loans) and $50,000,000 (with respect to capital contributions); (iii) PAI's liability as general partner for up to a percentage of Acceptance Partnership's Indebtedness under the Acceptance Partnership Credit Agreement equal to PAI's percentage ownership of Acceptance Partnership, PROVIDED that PAI's maximum liability with respect thereto does not exceed $250,000,000; (iv) PAI's obligation to make additional capital contributions to Acceptance Partnership, PROVIDED that the sum of such obligation, to the extent quantified at any time, and all Investments in Acceptance Partnership then existing does not exceed $50,000,000; and (v) the guarantee by the Subsidiaries of the Borrower's obligations under interest rate protection agreements.

          (c) Exhibit 4.19 is deleted from the Credit Agreement and new Exhibit 4.19-6, in the form of Exhibit 4.19-6 attached hereto, is added to the Credit Agreement.

     Section 3.     CONDITIONS TO EFFECTIVENESS OF SIXTH AMENDMENT.    The
Amendments contained in this Sixth Amendment shall not become effective until, and shall become effective when, the Administrative Agent shall have received each of the following, in sufficient number to distribute to each Bank:

          (a) The Agent shall have received, with a counterpart for each Bank, this Amendment, duly executed by the Borrower, the Banks and the Agent, and consented to by the Guarantors (except the New Subsidiary);

          (b) The Agent shall have received, with a counterpart for each Bank, a copy of resolutions adopted by the Borrower, authorizing the execution, delivery and performance of this Amendment by the Borrower, and authorizing the formation of the New Subsidiary and the transfer of


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     certain assets of the Borrower thereto, certified by the Borrower's secretary or assistant secretary;

          (d) The Agent shall have received, with a counterpart for each Bank, a copy of resolutions adopted by each Guarantor (except the New Subsidiary), authorizing the execution, delivery and performance of that Guarantor's consent to this Amendment, certified by that Guarantor's secretary or assistant secretary;

          (e) The Agent shall have received, with a counterpart for each Bank, a certificate signed by the secretary or assistant secretary of the Borrower certifying (i) as to the incumbency of the person or persons authorized to execute and deliver on behalf of the Borrower this Amendment, and (ii) that the articles or certificate of incorporation and bylaws of the Borrower have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Banks on or about May 8, 1995, pursuant to Section 3.1 of the Credit Agreement;

          (f) The Agent shall have received, with a counterpart for each Bank, a certificate signed by the secretary or assistant secretary of each Guarantor (except the New Subsidiary) certifying (i) as to the incumbency of the person or persons authorized to execute and deliver on behalf of that Guarantor its consent to this Amendment, and (ii) that the articles or certificate of incorporation and bylaws of that Guarantor have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Banks on or about (x) May 8, 1995, pursuant to
     Section 3.1 of the Credit Agreement, or (y) the date such Guarantor became a Guarantor, pursuant to Section 6.5 of the Credit Agreement;

          (g) The Agent shall have received with a counterpart for each Bank, a copy of the corporate resolution of the New Subsidiary authorizing the execution, delivery and performance of its Guaranty, certified as of the date of execution thereof by the Secretary or an Assistant Secretary of the New Subsidiary.

          (h) The Agent shall have received with a counterpart for each Bank, an incumbency certificate showing the names and titles and bearing the signatures of the officers of the New Subsidiary authorized to execute the Guaranty, certified as of the date of execution thereof by the Secretary or an Assistant Secretary of the New Subsidiary.

          (i) A copy of the Articles of Incorporation of the New Subsidiary, with all amendments thereto, certified by the appropriate governmental


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     official of the jurisdiction of its incorporation as of a date not more than 15 days prior to the date of this Sixth Amendment.

          (j) A certificate of good standing for the New Subsidiary in the jurisdiction of its incorporation certified by the appropriate governmental official as of a date not more than 15 days prior to the date of this Sixth Amendment.

          (k) A copy of the bylaws of the New Subsidiary certified as of the date of this Sixth Amendment by the Secretary or an Assistant Secretary of the New Subsidiary.

          (l) The Agent shall have received with a counterpart for each Bank, the Guaranty of the New Subsidiary duly executed by an authorized officer of the same.

          (m) The Agent shall have received, for the account of each Bank, a written opinion from Kaplan, Strangis & Kaplan, P.A. covering the matters set forth on Exhibit A attached hereto; and

          (n) The Agent shall have received, with a counterpart for each Bank, such other documents, instruments, approvals and, if requested by the Agent, certified duplicates of executed copies thereof, that the Agent may reasonably request.

     Section 4. ACKNOWLEDGMENT. The Borrower acknowledges and agrees that its obligations to the Banks and the Administrative Agent under the Credit Agreement, as amended hereby, and the Revolving Notes exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Banks and the Administrative Agent.

     Section 5. EFFECT OF SIXTH AMENDMENT; REPRESENTATIONS AND WARRANTIES; NO WAIVER. The Banks, the Administrative Agent and the Borrower agree that after this Sixth Amendment becomes effective, the Credit Agreement, as hereby amended, shall remain in full force and effect. The Borrower represents and warrants that on and as of the date hereof and after giving effect to this Sixth
Amendment: (i) all of the representations and warranties contained in the Credit Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date; (ii) there will exist no Default or Event of Default on such date except as waived herein; (iii) there has been no change in any of the certificates or articles of incorporation, bylaws or partnership agreements of the Borrower or any Guarantor since the Closing Date or (if later) the date such


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Guarantor became a Guarantor; (iv) the Borrower has the power and legal right and authority to enter into this Sixth Amendment; (v) neither this Sixth Amendment, nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or signatory or a provision of the Borrower's articles of incorporation or, to the best of the Borrower's knowledge, any other agreement or requirement of law; and (vi) no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Sixth Amendment, or the performance of obligations of the Borrower herein or therein described.

     Section 6. INCORPORATION OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS BY REFERENCE; RATIFICATION OF LOAN DOCUMENTS. Except as expressly modified under this Sixth Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Credit Agreement, the Revolving Notes and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Credit Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Credit Agreement," shall be deemed to refer to the Credit Agreement, as amended by this Sixth Amendment.

     Section 7. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Sixth Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Sixth Amendment shall control.

     Section 8. EXPENSES. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to pay all of the expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent in connection with this Sixth Amendment.

     Section 9. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.

     Section 10. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS SIXTH AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.


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     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to
Credit Agreement to be executed as of the date and year first above written.



                    POLARIS INDUSTRIES INC., a Minnesota corporation


                    By   /s/ Michael Malone
                         ------------------------------------
                         Michael Malone
                         Vice President


                    U.S. BANK NATIONAL ASSOCIATION,
                    as Administrative Agent and a Bank


                    By   /s/ David Shapiro
                         ------------------------------------
                    Name  David Shapiro
                         ------------------------------------
                    Title Assistant Vice President
                          -----------------------------------

                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Documentation Agent and a Bank


                    By    /s/ Gretchen Spoo
                         ------------------------------------
                    Name  Gretchen Spoo
                         ------------------------------------
                    Title  Vice President
                          -----------------------------------

                    FIRST UNION NATIONAL BANK, as a Documentation
                    Agent and a Bank


                    By    /s/ C. Jeffrey Staton
                         ------------------------------------
                    Name  C. Jeffrey Staton
                         ------------------------------------
                    Title  SVP
                          -----------------------------------

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